UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 16, 2021 (July 13, 2021)

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1557048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street
New York,	New York	10001
(Address of principal executive offices)		(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE
Introductory Note
This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Wheels Up Experience Inc., a Delaware corporation (the “Company”), filed on July 19, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).
This Amendment No. 1 is being filed solely for the purpose of amending the historical financial statements provided under Item 9.01(a) in the Original Report to include (i) the unaudited condensed consolidated financial statements of Wheels Up Partners Holdings, LLC, a Delaware limited liability company (“WUP”), as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 and (ii) the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of WUP for the three and six months ended June 30, 2021 and 2020.
This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including WUP, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.
Item 9.01.    Financial Statements and Exhibits.
(a)Financial statements of businesses acquired.
The unaudited condensed consolidated financial statements of WUP as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.
Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of WUP as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
(d)Exhibits

Exhibit Number	Description
99.1	Unaudited Condensed Consolidated Financial Statements of WUP as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of WUP for the three and six months ended June 30, 2021.

104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: August 16, 2021	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer